SEMI-ANNUAL REPORT

[Graphic]

GLEN R. JOHNSON
President
Federated International Equity Fund

President's Message

Dear Shareholder:

Federated International Equity Fund was created in 1984, and I am pleased to present its 14th Semi-Annual Report. The fund's assets totaled $266 million, and were invested in 150 issues in 27 countries across 5 continents. The fund's international stocks are selected for growth opportunities in large, successful corporations outside of the U.S. in both developed and emerging markets. 1 The fund's 10 largest holdings are not necessarily recognizable household names in the U.S., however, they are all large capitalized corpora tions well-known in their own countries.

This report covers the first half of the fund's fiscal year which is the six-month reporting period from December 1, 1998 through May 31, 1999. It begins with an interview with the fund's portfolio manager, Drew Collins, Senior Vice President of Federated Global Investment Management Corp. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's diversified international stock holdings, and third is the publication of the fund's financial statements.

The first half of the fund's fiscal year was a relatively strong period for international equities due to a rally in the emerging markets and Japan, which contrasted the weakness in Europe. It was also a strong period for Fed erated International Equity Fund, as good security selection and its Japanese holdings produced competitive six-month total returns. These returns were greater than the return of the fund's benchmark index, as well as the average total return of all 562 international equity funds tracked by Lipper Analyt ical Services, Inc. 2

1 Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not reflect sales charges.

Individual share class total return performance for the six-month reporting period, including capital gains distributions and net asset value changes, follows. 3

                 TOTAL RETURN   CAPITAL GAINS   NET ASSET VALUE CHANGE
Class A Shares   8.12%          $1.48           $19.56 to $19.57 = 0.05%
Class B Shares   7.69%          $1.48           $18.89 to $18.77 = (0.64%)
Class C Shares   7.68%          $1.48           $18.66 to $18.52 = (0.75%)

I recommend that you consider adding to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost-averaging method of investing. By investing the same amount on a regular basis you buy more fund shares when prices are low-and fewer when prices are high. Adding to your account on a regular basis and reinvesting your annual dividends in additional shares is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding. 4

I would also like to point out that the U.S. market's performance, although very positive, has been surpassed by the market returns in many other nations. Now, indeed, is an excellent time to consider a commitment to increasing the percentage of your international stock holdings. Stock prices and ratios measuring a stock's attractiveness in the U.S. are overvalued in comparison to many international markets. After about seven years of lagging the domestic stock market, opportunities outside the U.S. are compelling.

Thank you for joining the growing number of Federated International Equity Fund shareholders who have broadened their equity assets internationally.

As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

Glen R. Johnson
President
July 15, 1999

3 Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the report ing period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 2.17%, 2.23%, and 6.68%, respec tively.

4 Systematic investing does not ensure a profit or protect against loss in declining markets. Because dollar-cost-averaging involves continuous investment regardless of fluctuating price levels, investors should con sider their financial ability to continue purchases during periods of low price levels.

[Graphic]

DREW COLLINS
Senior Vice President
Federated Global Investment Management Corp.

Investment Review

THE FIRST HALF OF THE FUND'S FISCAL YEAR WAS POSITIVE FOR INTERNATIONAL EQUITIES OVERALL, WITH THE EMERGING MARKETS AND JAPAN FINALLY BOTH EXPERIENCING MUCH-WELCOMED GAINS. WHAT ARE YOUR COMMENTS?

We finally began to see investors focus again on the emerging markets and Japan after a notable period of underperformance. This turnaround can be attributed to evidence of an economic bottoming in countries like Japan, Hong Kong, and Singapore; the bailout of the banking system by the Japanese gov ernment; and visible actions of corporate restructuring, specifically in Japan. This rally, however, came at the expense of the markets in western Europe, which underperformed in aggregate. Concerns over economic slowdown, a weaker euro, high valuations, and fund outflows were some of the factors contributing to this underperformance. However, countries like Greece, which is expected to join the European Monetary Union, continued to outperform. On a sector basis, the period also saw cyclicals rally from oversold positions given an uptick in commodity prices and expectations that Asia is on the road to recovery.

HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD COMPARED TO ITS BENCH MARK?

Federated International Equity Fund produced a relatively good six-month total return of 8.12% for Class A Shares, based on net asset value. 1 The total returns for Class B Shares and Class C Shares, based on net asset value, were 7.69% and 7.68%, respectively.1 These returns were greater than the 4.16% return of the Morgan Stanley Capital International Europe, Austra lia, and Far East Index (the "EAFE Index") for the same period.2 Addition ally, the returns for Class A, B, and C Shares also outpaced the 4.98% average total return of all 562 international equity funds tracked by Lipper Analytical Services, Inc.

1 Performance quoted is based on net asset value, represents past perfor mance and is not indicative of future results. Investment return and prin cipal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 2.17%, 2.23%, and 6.68%, respectively.

2 The Morgan Stanley Capital International Europe, Australia, and Far East Index is a market capitalization-weighted foreign securities index widely used to measure the performance of the European, Australian, New Zealand, and Far Eastern stock markets. This index is unmanaged, and investments cannot be made in an index.

WHAT ACCOUNTED FOR THE FUND'S OUTPERFORMANCE?

The fund's outperformance was mainly attributed to security selection, but looking at the overall makeup of the fund, a few characteristics should be noted. First, the fund was well-positioned when the Japanese equity market began to rally, as our positions in economically sensitive sectors, like cap ital equipment and consumer goods, provided a boost to the fund's perfor mance. Second, positions in the telecommunications and media sectors in western Europe continued to pay dividends. We remain bullish on these sectors given the exponential growth in data demand, and the intrinsic value for telecommunications infrastructure assets and content. Finally, we also underweighted the financial and pharmaceutical sectors over this period given lofty valuations, which proved to be correct.

WHAT INDIVIDUAL STOCKS MADE A SIGNIFICANT IMPACT?

Specifically, NORTEL NETWORKS CORP. (1.24% of net assets), a provider of glo bal high-capacity data networks, has done exceptionally well. The company is well positioned to take advantage of the growth in telephone, Internet proto col, and wireline and wireless networking worldwide.

In addition, our position in ROHM CO. (1.13% of net assets), a Japanese-based electronic component company, holds great potential given the likely turn around in the Japanese economy.

HOW WERE THE FUND'S ASSETS DIVERSIFIED AT THE END OF THE REPORTING PERIOD?

Approximately 39% of the fund's assets were invested in the United Kingdom, France, and Japan. The balance was spread across 24 other countries. The fund's country and regional weightings and top ten holdings as of May 31, 1999, were as follows:

                  PERCENTAGE OF
COUNTRY           NET ASSETS
United Kingdom    13.75%
Japan             15.06%
France            10.22%
Canada             8.83%
Italy              6.81%
Germany            4.36%
Netherlands        4.22%
Australia          2.41%
Sweden             3.39%
Switzerland        3.27%
Belgium            3.07%
Hong Kong          2.98%
Greece             2.52%
Finland            2.30%
Singapore          1.89%
Brazil             1.83%
United States      1.40%
Norway             1.29%
Thailand           1.10%
Luxembourg         1.04%
Mexico             1.03%
Indonesia          0.99%
Ireland            0.81%
Israel             0.53%
Panama             0.35%
Spain              0.32%
Portugal           0.00%

                   PERCENTAGE OF
REGION             NET ASSETS
Europe             57.97%
Asia Pacific       25.33%
Canada              8.83%
Latin America       4.07%
Mid-East/Africa     0.53%

                                                        PERCENTAGE OF
NAME                                  COUNTRY           NET ASSETS
Securicor PLC                         United Kingdom      1.74%
Bouygues                              France              1.50%
EMI Group PLC                         United Kingdom      1.46%
Class Editori SPA                     Italy               1.44%
TFL-TV Francaise                      France              1.44%
Modern Times Group, Class B           Sweden              1.42%
NTL, Inc.                             United States 3     1.40%
Cable & Wireless Communications PLC   United Kingdom      1.32%
Schibsted A/S                         Norway              1.29%
Smartone Telecommunications           Hong Kong           1.27%
TOTAL                                                    14.28%

3 NTL, Inc., though incorporated in the United States, has 95% of its opera tions in the United Kingdom.

WHAT WERE SOME OF YOUR NOTABLE RECENT PURCHASES FOR THE FUND?

Our recent purchases included the following:

BOUYGUES (1.50% of net assets): Bouygues is a French industrial company that includes construction, real estate and telecommunications services. We believe that Bouygues Telecom, a leading cellular operator in France, is cur rently undervalued by the market, and we expect a re-rating over time.

PRUDENTIAL CORP. PLC (1.26% of net assets): Prudential is a United Kingdom company offering a wide range of insurance products. The company is well ahead of its competitors in offering investment insurance products online through a separate subsidiary called EGG. We believe this Internet-based business is currently undervalued by the market.

THOMSON-CSF (0.50% of net assets): Thomson is a French aerospace and defense company. We view this as a turnaround story given its new, incen tive-driven management team, improving operating margins, and the fact that it is a likely participant of consolidation.

AS WE PASS THE MIDPOINT OF 1999, WHAT IS YOUR OUTLOOK FOR INTERNATIONAL EQUI TIES THROUGH THE REST OF THE YEAR?

In recent months, concerns of a domestic interest rate hike have put a cloud over the international markets, in general. We believe that the U.S. market is already discounting a modest interest rate hike by the Federal Reserve Board. Despite this, we continue to feel good about the interna tional markets, especially Japan. In Europe, we believe that the recent pull-back has created some good buying opportunities. With regard to secu rity selection, we continue to focus on two critical themes-earnings vis ibility and domestic sales.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

IF YOU MADE AN INITIAL INVESTMENT OF $15,000 IN THE CLASS A SHARES OF FEDER ATED INTERNATIONAL EQUITY FUND ON 8/17/84, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $86,752 ON 5/31/99. YOU WOULD HAVE EARNED A 12.60% 1 AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 6/30/99, the Class A Shares' 1-year, 5-year, and 10-year average annual total returns were (5.17)%, 8.05%, and 7.55%, respectively. Class B Shares' 1-year and since inception (9/28/94) average annual total returns were (5.47)% and 7.38%, respectively. Class C Shares' 1-year, 5-year, and since inception (4/1/93) average annual total returns were (1.34)%, 8.37%, and 10.39%, respectively. 2

[Graphic] - See Appendix A.

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 14 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $32,251.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Feder ated International Equity Fund on 8/17/84, reinvested your dividends and cap ital gains, and did not redeem any shares, you would have invested only $15,000, but your account would have reached a total value of $32,251 1 by 5/31/99. You would have earned an average annual total return of 9.34%.

A practical investment plan helps you pursue long-term capital growth through a diversified portfolio primarily invested in equity securities of non-U.S. issuers. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

[Graphic] - See Appendix B.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile-

Investing for Long-Term Growth

Mark and Rachel Wurman are a two-income suburban couple who, like many others, want to be able to afford their present lifestyle after they retire.

They decided an international stock fund, though possibly volatile in the short-term, offered excellent opportunities for long-term growth. They invested $10,000 in Federated International Equity Fund on August 17, 1984, and have invested $5,000 every August since.

By May 31, 1999, they were pleased to see that their $80,000 investment had grown to $191,312 for an average annual total return of 10.01%. Rachel is already picturing a long Mediterranean cruise to celebrate their retirement.

The couple is fictional, but the figures are real.

[Graphic] - See Appendix C.

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder.
Past performance does not guarantee future results.

Portfolio of Investments

MAY 31, 1999 (UNAUDITED)

                                                      VALUE IN
SHARES                                            U.S. DOLLARS
                  COMMON STOCKS-95.8%
                  AUSTRALIA-2.4%
      192,000     Australia & New Zealand
                  Banking Group, Melbourne        $   1,393,987
    1,175,374  1  Cable & Wireless Optus Ltd.         2,248,315
    1,048,300     Oil Search Ltd.                     1,320,859
      230,000     Publishing and
                  Broadcasting Ltd.                   1,445,848
                  TOTAL                               6,409,009
                  BELGIUM-3.1%
       39,820  1  Global TeleSystems Group,
                  Inc.                                3,026,320
       42,519     Mobistar SA                         2,411,337
       28,708  1  Roularta Media Group NV             1,542,792
       10,443     Telinfo SA                          1,193,657
                  TOTAL                               8,174,106
                  BRAZIL-1.8%
       81,100  1  Embratel Participacoes SA,
                  ADR                                 1,115,125
       81,400     Tele Norte Leste
                  Participacoes SA, ADR               1,332,925
       42,550  1  Tele Sudeste Celular
                  Participacoes SA, ADR               1,037,156
       59,100  1  Telesp Celular
                  Participacoes SA, ADR               1,377,769
                  TOTAL                               4,862,975
                  CANADA-8.8%
       10,550  1  Alliance Atlantis
                  Communications, Inc.,
                  Class B                               137,878
       87,900     Bombardier, Inc., Class B           1,366,584
       32,500     Celestica, Inc.                     1,287,813
       28,700     JDS Fitel, Inc.                     1,946,522
       64,400     Le Groupe Videotron Ltee            1,267,932
       32,700  1  MetroNet Communications
                  Corp., Class B                      1,875,929
       43,800     Nortel Networks Corp.               3,287,342
        6,000  1  Phoenix International Life
                  Sciences, Inc.                         50,511
      143,500  1  Research in Motion Ltd.             1,997,183
       75,400  1  Rogers Communications,
                  Inc., Class B                       1,556,170
       65,900     Teleglobe, Inc.                     1,995,411
      138,675  1  Telesystem International
                  Wireless, Inc.                      2,683,212
       61,800  1  The Laser Center, Inc.              2,707,884
                                                      VALUE IN
SHARES                                            U.S. DOLLARS
                  COMMON STOCKS-continued
                  CANADA-CONTINUED
       45,400     Thomson Corp.  $    1,340,779
                  TOTAL                              23,501,150
                  FINLAND-2.3%
      240,400     Merita Ltd., Class A                1,423,504
      105,650     Metra OY, Class B                   2,351,491
      142,000  1  Rapala Normark                      1,110,262
       40,700     Sampo Insurance Co. Ltd.,
                  Class A                             1,230,462
                  TOTAL                               6,115,719
                  FRANCE-10.2%
       15,100     Bouygues                            3,992,106
       77,700     Csf(Thomson)                        2,499,728
       20,500     DEX                                 2,846,649
        5,540     Essilor International               1,940,550
    1,746,100     Eurotunnel SA                       2,675,854
        6,450     Havas Advertising SA                1,260,773
       18,600  1  Infogrames Entertainment            1,314,675
       13,026     M6 Metropole Television             2,627,653
       12,300     Societe Generale, Paris             2,233,722
       10,200     Societe du Louvre                     781,562
       15,934     TFL-TV Francaise                    3,820,573
       11,120     Transiciel SA                       1,217,223
                  TOTAL                              27,211,068
                  GERMANY, FEDERAL REPUBLIC
                  OF-4.4%
       15,600  1  Consors Discount Broker AG          1,423,012
       11,800   1 Debitel                               311,843
       11,820     Intershop Communications            2,791,011
        5,400  1  Kinowelt Medien AG                  1,168,121
       19,968     Mannesmann AG                       2,726,979
        2,500  1  Medion AG                             521,250
       13,990     MobilCom AG                         1,123,012
        4,111     SER Systeme AG                      1,365,000
        4,650  1  Telegate AG                           181,786
                  TOTAL                              11,612,014
                                                      VALUE IN
SHARES                                            U.S. DOLLARS
                  COMMON STOCKS-continued
                  GREECE-2.5%
       15,970     Commercial Bank of Greece      $    2,883,938
       30,900  1  Dorian Bank SA                      1,308,293
       51,300  1  Lambrakis Media Group               1,225,875
       51,585  1  Panafon Hellenic Telecom
                  SA                                  1,282,324
                  TOTAL                               6,700,430
                  HONG KONG-3.0%
    2,976,000     China EB-IHD Holdings Ltd.          1,592,603
      658,000  1  China Telecom (Hong Kong)
                  Ltd.                                1,387,300
    1,086,500     Smartone
                  Telecommunications                  3,369,546
    1,383,000     Wheelock & Co. Ltd.                 1,569,392
                  TOTAL                               7,918,841
                  INDONESIA-1.0%
      645,000     PT Indosat                          1,309,846
      772,000     PT Semen Gresik                     1,292,209
                  TOTAL                               2,602,055
                  IRELAND-0.8%
       19,600  1  Esat Telecom Group PLC, ADR           725,200
      114,800     ICON PLC, ADR                       1,435,000
                  TOTAL                               2,160,200
                  ISRAEL-0.5%
       41,000     Tadiran
                  Telecommunications, Ltd.            1,419,625
                  ITALY-6.8%
      145,830     Arn Mondadori Edit                  2,531,261
    1,088,100     Banca Nazionale del Lavoro          3,346,314
      456,200  1  Class Editori SPA                   3,828,486
       65,600     Luxottica Group SPA, ADR            1,033,200
      323,400     Milano Assicurazioni                  856,347
       78,800     Rolo Banca 1473 SPA                 1,860,674
    1,943,540     Seat Pagine Gialle SPA              2,644,112
      430,200     Unicredito Italiano SPA             2,022,660
                  TOTAL                              18,123,054
                                                      VALUE IN
SHARES                                            U.S. DOLLARS
                  COMMON STOCKS-continued
                  JAPAN-15.1%
       52,000     Asatsu, Inc.                   $    1,312,154
      112,700     Capcom Co., Ltd.                    1,734,277
       41,100     Enix Corp.                          1,479,151
       85,000     Fujitsu Ltd.                        1,420,535
      352,100     Furukawa Electric                   1,389,524
      208,000     Inax Corp.                          1,414,545
       78,900     Japan Digital Laboratory
                  Co. Ltd.                            1,312,063
       56,000     Kao Corp.                           1,538,182
       10,000     Keyence Corp.                       1,447,837
       57,000     Matsushita Kotobuk
                  Electric                            1,402,954
       40,900     Mycal Card, Inc.                    1,383,975
       64,500     Namco                               1,571,544
       32,000     Nippon Broadcasting System          1,376,686
      109,000     Olympus Optical Co.                 1,352,693
       49,700     Paltek Corp.                        1,459,709
       23,000     Rohm Co.                            3,012,245
       22,000     Senshukai Co. Ltd.                    202,217
      129,000     Sharp Corp.                         1,432,266
       60,800     Shimachu Co.                        1,380,789
       27,600     Shimamura Co. Ltd.                  1,641,797
        4,430     Shokoh Fund & Co.                   2,477,604
       13,400     Softbank Corp.                      1,540,995
       21,000     Sony Corp.                          1,973,691
       10,000     Square Co. Ltd.                       315,215
        6,000     Square Company Ltd.                   189,129
       33,000     Takeda Chemical Industries          1,466,121
      111,000     Tenma                               1,487,714
       21,200     Union Tool                          1,350,542
                  TOTAL                              40,066,154
                  LUXEMBOURG-1.0%
       19,544     Societe Europeenne des
                  Satellites                          2,758,213
                  MEXICO-1.0%
      387,700  1  Corporacion Interamericana
                  de Entretenimiento SA               1,228,278
       36,400     Grupo Televisa SA, GDR              1,521,975
                  TOTAL                               2,750,253
                                                      VALUE IN
SHARES                                            U.S. DOLLARS
                  COMMON STOCKS-continued
                  NETHERLANDS-4.2%
       38,000  1  Benckiser NV                   $    2,052,056
       37,026     Equant NV, ADR                      3,070,844
       50,150     ING Groep, NV                       2,679,419
       51,100     TNT Post Group NV                   1,283,849
       34,750  1  United Pan-Europe
                  Communications NV, ADR              2,141,469
                  TOTAL                              11,227,637
                  NORWAY-1.3%
      298,214     Schibsted A/S                       3,433,255
                  PANAMA-0.4%
       32,850     Banco Latinoamericano de
                  Exportaciones SA, Class E             934,172
                  PORTUGAL-0.0%
          110     Telecel - Comunicacoes
                  Pessoai                                13,841
                  SINGAPORE-1.9%
       65,400     Development Bank of
                  Singapore Ltd.                        675,636
      319,000     Fraser and Neave Ltd.               1,258,967
    1,098,000     Kim Eng Holdings Ltd.                 681,869
       24,180     Pacific Internet Ltd., ADR          1,094,145
       97,000     Singapore Press Holdings
                  Ltd.                                1,328,613
                  TOTAL                               5,039,230
                  SPAIN-0.3%
       38,600  1  Grupo Ferrovial, SA                   861,146
                  SWEDEN-3.4%
      290,300     Gambro AB, Class B                  2,920,489
      171,600  1  Modern Times Group, Class B         3,771,999
      758,800  1  Societe Europeenne de
                  Communication SA, Class B,
                  ADR                                 2,338,652
                  TOTAL                               9,031,140
                  SWITZERLAND-3.3%
        6,830     Credit Suisse Group                 1,184,328
        9,670  1  Interdiscount Hldg.                 1,268,664
        5,121     Publicitas Holding SA               3,116,329
        3,930     UBS AG                              1,136,633
        3,400     Zurich
                  Versicherungsgesellschaft           1,997,841
                  TOTAL                               8,703,795
                                                      VALUE IN
SHARES                                            U.S. DOLLARS
                  COMMON STOCKS-continued
                  THAILAND-1.1%
      226,000     BEC World Public Company
                  Ltd.                           $    1,187,871
      356,700     Hana Microelectronics Co.,
                  Ltd.                                  596,102
      677,600     Thai Airways International
                  Ltd.                                1,150,642
                  TOTAL                               2,934,615
                  UNITED KINGDOM-13.8%
       50,100  1  ARM Holdings PLC, ADR               1,462,294
       98,600     British Telecommunication
                  PLC                                 1,633,635
       73,600  1  COLT Telecom Group PLC              1,554,357
      370,549  1  Cable & Wireless
                  Communications PLC                  3,520,935
      543,424     EMI Group PLC                       3,874,864
      925,800     Electronics Boutique PLC            1,698,558
      105,793  1  Energis PLC                         2,559,715
       68,000     National Westminster Bank,
                  PLC, London                         1,542,872
      254,400     Prudential Corp. PLC                3,342,632
       99,200     Reuters Group PLC                   1,363,819
      515,519     Securicor PLC                       4,625,837
      200,100     Shire Pharmaceuticals
                  Group PLC                           1,564,676
      107,700     Smith, W.H. Group PLC               1,111,371
      112,665     Smithkline Beecham Corp.            1,466,797
      397,708  1  TeleWest PLC                        1,711,064
      120,300     United News & Media PLC             1,229,827
      168,100     Zergo Holdings PLC                  2,329,922
                  TOTAL                              36,593,175
                  UNITED STATES-1.4%
       39,466  1  NTL, Inc.                           3,727,070
                  TOTAL COMMON STOCKS
                  (IDENTIFIED COST
                  $234,319,450)                     254,883,942
SHARES OR
PRINCIPAL                                             VALUE IN
AMOUNT                                            U.S. DOLLARS
                  PREFERRED STOCKS-2.5%
                  AUSTRALIA-1.0%
    1,839,400     Village Roadshow Ltd.          $    2,761,961
                  BRAZIL-0.9%
    9,091,000     Petroleo Brasileiro SA,
                  Preference                          1,285,225
      375,800     Usinas Siderurgicas de
                  Minas Gerais SA,
                  Preference                            999,676
                  TOTAL                               2,284,901
                  GERMANY, FEDERAL REPUBLIC
                  OF-0.6%
        2,100     Wella AG, Vorzugsaktien             1,543,421
                  TOTAL PREFERRED STOCKS
                  (IDENTIFIED COST
                  $6,726,794)                         6,590,283
                  REPURCHASE AGREEMENT-2.0%
                  2
  $ 5,360,000     Bear, Stearns and Co.,
                  4.93%, dated 5/28/1999,
                  due 6/1/1999 (at amortized
                  cost)                               5,360,000
                  TOTAL INVESTMENTS
                  (IDENTIFIED COST
                  $246,406,244) 3                 $ 266,834,225


1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $246,406,244. The net unrealized appreciation of investments on a federal tax basis amounts to $20,427,981 which is comprised of $32,244,557 appreciation and $11,816,576 depreciation at May 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($266,128,348) at May 31, 1999.

The following acronyms are used throughout this portfolio:

ADR -American Depositary Receipt
GDR -Global Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

MAY 31, 1999 (UNAUDITED)

ASSETS:
Total investments in
securities, at value
(identified and tax cost
$246,406,244)                                      $ 266,834,225
Cash                                                      24,349
Cash denominated in
foreign currencies (at
identified cost $9,025)                                    9,013
Income receivable                                        770,651
Receivable for investments
sold                                                  13,515,445
Receivable for shares sold                               306,038
Receivable for foreign
currency sold                                             86,129
TOTAL ASSETS                                         281,545,850
LIABILITIES:
Payable for investments
purchased                       $ 15,080,463
Payable for shares
redeemed                              62,130
Payable for taxes withheld            79,889
Payable for foreign
currency purchased                     4,698
Accrued expenses                     190,322
TOTAL LIABILITIES                                     15,417,502
Net assets for 13,773,612
shares outstanding                                 $ 266,128,348
NET ASSETS CONSIST OF:
Paid in capital                                    $ 212,915,597
Net unrealized
appreciation of
investments and
translation of assets and
liabilities in foreign
currency                                              20,545,090
Accumulated net realized
gain on investments and
foreign currency
transactions                                          33,480,694
Distributions in excess of
net investment income                                   (813,033)
TOTAL NET ASSETS                                   $ 266,128,348
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE
CLASS A SHARES:
Net Asset Value Per Share
($195,712,546 / 10,000,525
shares outstanding)                                       $19.57
Offering Price Per Share
(100/94.50 of $19.57)                                     $20.71
Redemption Proceeds Per
Share                                                     $19.57
CLASS B SHARES:
Net Asset Value Per Share
($40,530,686 / 2,159,489
shares outstanding)                                       $18.77
Offering Price Per Share                                  $18.77
Redemption Proceeds Per
Share (94.50/100 of
$18.77)                                                   $17.74
CLASS C SHARES:
Net Asset Value Per Share
($29,885,116 / 1,613,598
shares outstanding)                                       $18.52
Offering Price Per Share                                  $18.52
Redemption Proceeds Per
Share (99.00/100 of
$18.52)                                                   $18.33

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED MAY 31, 1999 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of
$256,534)                                       $     1,818,276
Interest                                                 84,234
TOTAL INCOME                                          1,902,510
EXPENSES:
Investment advisory fee         $ 1,317,066
Administrative personnel
and services fee                    107,019
Custodian fees                       78,302
Transfer and dividend
disbursing agent fees and
expenses                            237,089
Directors'/Trustees' fees             3,527
Auditing fees                        12,002
Legal fees                            2,212
Portfolio accounting fees            51,035
Distribution services fee-
Class B Shares                      153,158
Distribution services fee-
Class C Shares                       79,937
Shareholder services fee-
Class A Shares                      251,568
Shareholder services fee-
Class B Shares                       51,053
Shareholder services fee-
Class C Shares                       26,646
Share registration costs             21,184
Printing and postage                 33,591
Insurance premiums                    1,395
Taxes                                 3,206
Miscellaneous                         7,918
TOTAL EXPENSES                    2,437,908
Net operating loss                                     (535,398)
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
Net realized gain on
investments and foreign
currency transactions                                33,816,721
Net change in unrealized
appreciation of
investments and
translation of assets and
liabilities in foreign
currency                                            (14,888,955)
Change in net assets
resulting from operations                       $    18,392,368


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

                                     SIX MONTHS              YEAR
                                          ENDED             ENDED
                                     (unaudited)      NOVEMBER 30,
                                    MAY 31,1999              1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
Net investment loss             $      (535,398)      $      (467,612)
Net realized gain on investments and foreign currency transactions ($33,816,721 and $16,952,671, respectively, as computed for federal
tax purposes)                        33,816,721            15,242,814
Net change in unrealized
appreciation/depreciation
of investments and
translation of assets and
liabilities in foreign
currency                            (14,888,955)           15,948,792
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS            18,392,368            30,723,994
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
realized gains on
investments and foreign
currency transactions
Class A Shares                      (13,012,433)          (10,030,621)
Class B Shares                       (2,813,968)           (1,891,979)
Class C Shares                       (1,125,755)             (810,275)
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS
TO SHAREHOLDERS                     (16,952,156)          (12,732,875)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                              302,199,826           434,539,857
Net asset value of shares
issued to shareholders in
payment of
distributions declared               14,174,839            10,460,757
Cost of shares redeemed            (273,680,520)         (408,325,936)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                         42,694,145            36,674,678
Change in net assets                 44,134,357            54,665,797
NET ASSETS:
Beginning of period                 221,993,991           167,328,194
End of period                   $   266,128,348       $   221,993,991


See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                              SIX MONTHS
                                   ENDED
                              (unaudited)
                                  MAY 31,                      YEAR ENDED NOVEMBER 30,
                                    1999           1998           1997         1996         1995         1994
NET ASSET VALUE,
BEGINNING OF PERIOD               $19.56         $17.93         $17.32       $17.89       $18.53       $16.49
INCOME FROM
INVESTMENT OPERATIONS:
Net investment income
(loss)                             (0.02) 1       (0.01) 1        0.04 1       0.03         0.09         0.15
Net realized and
unrealized gain on
investments and foreign
currency                            1.51           1.56           0.95         1.38         0.17         1.96
TOTAL FROM
INVESTMENT OPERATIONS               1.49           1.57           0.99         1.41         0.26         2.11
LESS DISTRIBUTIONS:
Distributions from net
investment income                      -           -                -        (0.09)       (0.003)       (0.07)
Total distributions from
net investment income                  -           -                -        (0.09)       (0.003)       (0.07)
Total distributions from
net realized gain on
investments and foreign
currency transactions              (1.48)         (1.35)         (0.38)      (1.89)        (0.90)          -
TOTAL DISTRIBUTIONS                (1.48)         (1.35)         (0.38)      (1.98)        (0.90)       (0.07)
NET ASSET VALUE, END OF
PERIOD                            $19.57         $19.56         $17.93      $17.32        $17.89       $18.53
TOTAL RETURN 2                      8.12%         17.78%          5.89%       8.63%         1.60%       12.82%

RATIOS TO AVERAGE NET
ASSETS:
Expenses 3                          1.67%  4       1.63%          1.81%       1.83%         1.75%        1.61%
Net investment income
(loss) 3                           (0.24% ) 4     (0.06% )        0.13%       0.00%         1.24%           -
Expenses (after waivers)            1.67%  4       1.63%          1.71%       1.68%         1.57%        1.61%
Net investment income
(loss)
(after waivers)                    (0.24% ) 4     (0.06%)         0.23%       0.15%         0.42%           -
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                   $195,713       $172,160       $134,858    $172,938      $191,911     $261,178
Portfolio turnover                   144%           243%           210%        119%          166%          73%


1 Amount based on average outstanding shares.

2 Based on net asset value, which does not reflect the sales charge or con tingent deferred sales charge, if applicable.

3 During the period, certain fees were voluntarily waived. If such voluntary waivers has not occurred, the ratios would have been as indicated.

4 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                              SIX MONTHS
                                   ENDED
                              (unaudited)
                                   MAY 31,                            YEAR ENDED NOVEMBER 30,
                                     1999           1998          1997          1996         1995        1994 1
NET ASSET VALUE,
BEGINNING OF PERIOD                $18.89         $17.48        $17.04        $17.70       $18.50      $19.61
INCOME FROM
INVESTMENT OPERATIONS:
Net investment loss                 (0.10)  2      (0.16) 2      (0.10) 2      (0.03)       (0.08)      (0.01)
Net realized and
unrealized gain (loss) on
investments and foreign
currency                             1.46           2.92          0.92          1.26         0.18       (1.10)
TOTAL FROM
INVESTMENT OPERATIONS                1.36           2.76          0.82          1.23         0.10       (1.11)
LESS DISTRIBUTIONS:
Distributions from net
investment income                       -             -             -          (0.00) 3        -           -
Distributions in excess of
net investment income                   -             -           0.00             -           -           -
Total distributions from
net investment Income                   -             -           0.00             -           -           -
Distributions from net
realized gain on
investments and foreign
currency transactions               (1.48)         (1.35)        (0.38)        (1.89)       (0.90)          -
TOTAL DISTRIBUTIONS                 (1.48)         (1.35)        (0.38)        (1.89)       (0.90)          -
NET ASSET VALUE,
END OF PERIOD                      $18.77         $18.89        $17.48        $17.04       $17.70      $18.50
TOTAL RETURN 4                       7.69%         16.92%         4.97%         7.59%        0.68%      (5.27%)

RATIOS TO AVERAGE
NET ASSETS:
Expenses                             2.42%  5       2.38%         2.56%         2.58%        2.52%       2.59%  5
Net investment loss                 (0.99%) 5     (0.84%)        (0.59% )      (0.74% )     (0.52% )    (0.88%) 5
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                     $40,531        $35,689       $23,629       $16,707       $6,370      $1,214
Portfolio turnover                    144%           243%          210%          119%         166%         73%


1 Reflects operations for the period from September 19, 1994 (date of initial public investment) to November 30, 1994.

2 Amount based on average outstanding shares.

3 Distributions from net investment income are less than $0.01 per share.

4 Based on net asset value, which does not reflect the sales charge or con tingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                               SIX MONTHS
                                    ENDED
                               (unaudited)
                                   MAY 31,                    YEAR ENDED NOVEMBER 30,
                                     1999          1998         1997         1996        1995        1994
NET ASSET VALUE, BEGINNING
OF PERIOD                          $18.66        $17.28       $16.85       $17.50      $18.30      $16.41
INCOME FROM
INVESTMENT OPERATIONS:
Net investment loss                 (0.08) 1      (0.16) 1     (0.11) 1    (0.10)       (0.12)      (0.05)
Net realized and
unrealized gain on
investments and foreign
currency                             1.42          2.89         0.92         1.34        0.22        1.98
TOTAL FROM
INVESTMENT OPERATIONS                1.34          2.73         0.81         1.24        0.10        1.93
LESS DISTRIBUTIONS:
Distributions from net
investment income                       -            -            -          0.00 2      0.00 2        -
Distributions in excess of
net investment income 3                 -            -            -            -            -       (0.04)
TOTAL DISTRIBUTIONS FROM
NET INVESTMENT INCOME                   -            -            -          0.00       (0.00)      (0.04)
Distributions from net
realized gain
on investments and foreign
currency transactions               (1.48)          (1.35)       (0.38)     (1.89)      (0.90)          -
TOTAL DISTRIBUTIONS                 (1.48)          (1.35)       (0.38)     (1.89)      (0.90)      (0.04)
NET ASSET VALUE, END OF
PERIOD                             $18.52          $18.66       $17.28     $16.85      $17.50      $18.30
TOTAL RETURN 4                       7.68%          16.94%        4.96%      7.75%       0.69%      11.75%

RATIOS TO AVERAGE NET
ASSETS:
Expenses 5                           2.42%  6       2.38%         2.56%      2.58%       2.50%       2.55%
Net investment loss 5               (0.86%) 6      (0.83%)       (0.67%)    (0.73%)     (0.51%)     (0.91%)
Expenses (after waivers)             2.42% 6        2.38%         2.56%      2.57%       2.46%       2.55%
Net investment loss (after
waivers)                            (0.86%) 6      (0.83%)       (0.67%)    (0.72%)     (0.47%)     (0.91%)
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                     $29,885        $14,145        $8,841     $7,580      $7,146      $8,836
Portfolio turnover                    144%           243%          210%       119%        166%         73%


1 Amount based on average outstanding shares.

2 Distribution from net investment income is less than $0.001 per share

3 Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These distributions do not represent a return of capital for federal tax purposes.

4 Based on net asset value, which does not reflect the sales charge or con tingent deferred sales charge, if applicable.

5 During the period, certain fees were voluntarily waived and reimbursed. If such voluntary waivers and reimbursements had not occurred, the ratios would have been as indicated.

6 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

MAY 31, 1999 (UNAUDITED)

ORGANIZATION

International Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, man agement investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated Interna tional Equity Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective is to obtain a total return on its assets.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded. If no sale on the recognized exchange is reported or the security is traded over the counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Short-term securities are valued at the prices provided by an inde pendent pricing service. However, short-term securities with remaining matu rities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valua tion of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, Eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take posses sion, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repur chase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other rec ognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or stan dards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security posi tions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund enters into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying cur rency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At May 31, 1999, the Fund had outstanding forward foreign currency exchange contracts as set forth below:

                                   UNREALIZED
SETTLEMENT              CONTRACTS TO                                          CONTRACTS        APPRECIATION
DATE                    DELIVER/RECEIVE                    IN EXCHANGE FOR     AT VALUE       (DEPRECIATION)
Contracts Purchased:
6/1/1999                1,1047,791 Euro                         $1,153,623   $1,151,744           $  (1,879)
6/2/1999                148,030 British Pound Sterling             237,589      237,197                (392)
6/3/1999                1,190,958 British Pound Sterling         1,901,363    1,908,332               6,969
Contracts Sold:
6/1/1999                19,767,151 Greek Drachma                    63,357       63,404                 (47)
6/1/1999                822,421,147 Japanese Yen                 6,738,395    6,804,180             (65,785)
6/1/1999                408,657,358 Japanese Yen                 3,360,669    3,380,966             (20,297)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FOREIGN EXCHANGE CONTRACTS                           $(81,431)

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of div idends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and rev enues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

CAPITAL STOCK

At May 31, 1999, par value shares ($0.0001 per share) authorized were as fol lows:


                   NUMBER OF PAR VALUE
SHARE CLASS NAME   CAPITAL STOCK AUTHORIZED
Class A Shares       500,000,000
Class B Shares       500,000,000
Class C Shares       500,000,000
TOTAL              1,500,000,000

Transactions in capital stock were as follows:

                                     SIX MONTHS ENDED                        YEAR ENDED
                                       MAY 31, 1999                       NOVEMBER 30, 1998
CLASS A SHARES:                  SHARES              AMOUNT            SHARES             AMOUNT
Shares sold                    12,684,180       $  255,456,659      19,112,297       $  382,682,504
Shares issued to
shareholders in payment of
distributions declared            585,523           10,747,133         470,456            7,974,243
Shares redeemed               (12,071,363)        (244,948,603)    (18,302,055)        (369,516,756)
NET CHANGE RESULTING FROM
CLASS A
SHARE TRANSACTIONS              1,198,340       $   21,255,189       1,280,698       $   21,139,991


                                     SIX MONTHS ENDED                        YEAR ENDED
                                       MAY 31, 1999                       NOVEMBER 30, 1998
CLASS B SHARES:                  SHARES              AMOUNT            SHARES             AMOUNT
Shares sold                       768,288       $   14,904,544       1,517,731       $   30,124,357
Shares issued to
shareholders in payment of
distributions declared            151,004            2,668,240         107,723            1,775,576
Shares redeemed                  (649,259)         (12,594,639)     (1,087,709)         (20,903,207)
NET CHANGE RESULTING FROM
CLASS B
SHARE TRANSACTIONS                270,033       $    4,978,145         537,745       $   10,996,726


                                     SIX MONTHS ENDED                        YEAR ENDED
                                       MAY 31, 1999                       NOVEMBER 30, 1998
CLASS C SHARES:                  SHARES              AMOUNT            SHARES             AMOUNT
Shares sold                     1,651,218       $   31,838,623       1,120,914       $   21,732,996
Shares issued to
shareholders in payment of
distributions declared             43,547              759,466          43,647              710,938
Shares redeemed                  (839,173)         (16,137,278)       (918,179)         (17,905,973)
NET CHANGE RESULTING FROM
CLASS C
SHARE TRANSACTIONS                855,592       $   16,460,811         246,382       $    4,537,961
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS              2,323,965       $   42,694,145       2,064,825       $   36,674,678

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Global Investment Management Corp. (formerly, Federated Global Research Corp.), the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administra tive Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Feder ated Securities Corp., the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                   PERCENTAGE OF
                   AVERAGE DAILY
                   NET ASSETS
SHARE CLASS NAME   OF CLASS
Class B Shares     0.75%
Class C Shares     0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Share holder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of aver age daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discre tion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disburs ing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended May 31, 1999, were as follows:

Purchases   $380,653,361
Sales       $367,300,067

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund main tains a diversified investment portfolio, the political or economic develop ments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, polit ical or economic developments may have an effect on the liquidity and vola tility of portfolio securities and currency holdings.

At May 31, 1999, the diversification of industries was as follows:

                                     PERCENTAGE OF
INDUSTRY                             NET ASSETS

Aerospace & Military Technology       1.8%
Appliances & Household Durables       1.8%
Banking                               9.3%
Beverage & Tobacco                    0.5%
Broadcasting & Publishing            14.6%
Building Materials & Components       1.0%
Business & Public Services            9.0%
Construction & Housing                1.8%
Data Processing & Reproduction        2.4%
Electrical & Electronics              3.3%
Electronic Components, Instruments    5.9%
Energy Sources                        1.0%
Financial Services                    3.3%
Food & Household Products             1.9%
Health & Personal Care                6.1%
Industrial Components                 0.5%
Insurance                             2.8%
Leisure & Tourism                     3.4%
Merchandising                         3.4%
Metals                                0.4%
Miscellaneous                         2.0%
Multi-Industry                        2.5%
Recreation, Other Consumer Goods      1.9%
Telecommunications                   18.3%
Transportation - Airlines             0.4%
Wholesale & International Trade       1.3%

YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking mea sures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

SUBSEQUENT EVENT

On May 19, 1999, the Corporation's Board of Directors, upon the recommenda tion of the Audit Committee of the Board of Directors, dismissed Arthur Andersen LLP ("AA") as the Corporation's independent auditors. During the six-month period ended May 31, 1999 (the "Period"): (i) AA did not issue any report on the Corporation's financial statements; (ii) there were no dis agreements with AA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which dis agreements, if not resolved to the satisfaction of AA, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such period; and (iii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Corporation, by action of its Board of Directors, engaged Ernst & Young LLP ("E&Y") as the independent auditors for purposes of auditing the Corpora tion's financial statements for the fiscal year ending November 30, 1999. During the Period, neither the Corporation, nor anyone on the Corporation's behalf has consulted E&Y on items which (i) concerned the application of accounting principles to a specified transaction, either completed or pro posed, or the type of audit opinion that might be rendered on the Corpora tion's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or report able events (as described in paragraph (a)(1)(v) of said Item 304).

Directors

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.
WILLIAM J. COPELAND
LAWRENCE D. ELLIS, M.D.
PETER E. MADDEN
CHARLES F. MANSFIELD, JR.
JOHN E. MURRAY, JR., J.D., S.J.D.
MARJORIE P. SMUTS
JOHN S. WALSH

Officers

JOHN F. DONAHUE
Chairman

GLEN R. JOHNSON
President

J. CHRISTOPHER DONAHUE
Executive Vice President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

RICHARD B. FISHER
Vice President

RICHARD J. THOMAS
Treasurer

KAREN M. BROWNLEE
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other gov ernment agency. Investment in mutual funds involves investment risk, includ ing the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts con cerning the fund's objective and policies, management fees, expenses, and other information.

SEMI-ANNUAL REPORT
AS OF MAY 31, 1999

[Graphic]
Federated
World-Class Investment Manager

Federated International Equity Fund

Established 1984

14TH SEMI-ANNUAL REPORT

[Graphic]
Federated
Federated International Equity Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
WWW.FEDERATEDINVESTORS.COM
Federated Securities Corp., Distributor

Cusip 46031P308
Cusip 46031P407
Cusip 46031P605
8070112 (7/99)

[Graphic]

SEMI-ANNUAL REPORT

[Graphic]

GLEN R. JOHNSON
President
Federated International Income Fund

President's Message

Dear Shareholder:

Federated International Income Fund was created in 1991, and I am pleased to present its eighth Semi-Annual Report. This bond fund is designed for income investors who want to invest a portion of their wealth outside of the United States. The bonds selected have generous yields, but are subject to price volatility and currency fluctuations. As of May 31, 1999, the fund's assets of over $142 million were broadly diversified in 39 high-quality bond issues of 17 countries. 1 Government bonds owned by the fund were issued by Germany, France, Italy, and Norway, just to name a few. The average quality rating is AA+ and the fund's effective maturity is eight years.

This report covers the first half of the fund's fiscal year which is the six-month reporting period from December 1, 1998 through May 31, 1999. It begins with an interview with Robert Kowit, Vice President, who co-manages the fund with Micheal Casey, Vice President, both of Federated Global Investment Management Corp. Following their discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's diversified international bond holdings, and third is the publication of the fund's financial statements.

During the first half of the fund's fiscal year, the strong U.S. dollar had a negative impact on international bond investments that were denominated, or valued, in local currencies. As a result, the market's returns as well as the fund's returns, were negative, although the fund continued to produce a generous income stream. Individual share class total return performance for the six-month reporting period, including income distributions, follows. 2

                                INCOME
                 TOTAL RETURN   DISTRIBUTIONS   NET ASSET VALUE CHANGE
Class A Shares   (5.45%)        $0.22           $11.22 to $10.40 = (7%)
Class B Shares   (5.81%)        $0.18           $11.19 to $10.37 = (7%)
Class C Shares   (5.81%)        $0.18           $11.20 to $10.38 = (7%)


1 Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

2 Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (9.72%), (10.90%), and (6.74%), respectively.

I recommend that you consider adding to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost-averaging method of investing. By investing the same amount on a regular basis, you buy more fund shares when prices are low and fewer when prices are high. Adding to your account regularly and reinvesting your quarterly dividends in additional shares is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding. 3

I would also like to point out that the U.S. market's performance, although very positive, has been surpassed by the market returns in many other nations. In Federated International Income Fund, you have an opportunity to increase your international exposure. The bonds in the fund have not only been generous income-paying issues, but offer the potential for long-term capital appreciation.

Thank you for joining the growing number of Federated International Income Fund shareholders who have diversified their fixed-income assets internationally.

As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

Glen R. Johnson
President
July 15, 1999

3 Systematic investing does not ensure a profit or protect against loss in declining markets. Because dollar-cost-averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.



[Graphic]
Robert Kowit
Vice President
Federated Global Investment Management Corp.


[Graphic]
Micheal Casey
Vice President
Federated Global Investment Management Corp.

Investment Review

WHAT ARE YOUR COMMENTS ON THE INTERNATIONAL BOND MARKET, WHICH SAW WEAKER RETURNS IN THE WAKE OF A STRONG U.S. DOLLAR?

Through May 1999, most markets had outperformed the U.S. market in local terms, but continued U.S. dollar strength once again wiped out all positive performance. For example, year-to-date, the U.S. market was down 2.52%. Other countries were as follows:

COUNTRY          LOCAL CURRENCY   U.S. DOLLARS
Germany              0.98%        (10.33%)
Italy                0.58%        (10.68%)
Sweden               0.11%         (5.77%)
Japan                5.47%         (2.32%)
United Kingdom   (1.70%)           (5.27%)

In terms of U.S. dollars, Canada at 3.68% and Australia at 3.82% were the biggest absolute gainers year-to-date.

U.S. dollar strength is in reference to specific currencies. While the U.S. dollar might go up in value versus the euro, it might actually go down in value versus other currencies.

IN THIS ENVIRONMENT, HOW DID FEDERATED INTERNATIONAL INCOME FUND PERFORM FROM A TOTAL RETURN PERSPECTIVE?

The fund's total returns for the first half of the fiscal year reflected the overall international bond market's weakness. Over the six-month reporting period ended May 31, 1999, the overall international bond market recorded a (4.55%) total return as measured by the J.P. Morgan Non-Dollar Bond Index. 1 Total returns for the fund, based on net asset value, were: Class A Shares, (5.45%); Class B Shares, (5.81%); and Class C Shares, (5.81%).2 The fund underperformed the (2.47%) total return of the average international income fund as tracked by Lipper Analytical Services, Inc.3

OF COURSE, INCOME IS A PRIMARY CONSIDERATION FOR SHAREHOLDERS. WHAT WAS THE TOTAL INCOME PAID PER SHARE DURING THE SIX-MONTH REPORTING PERIOD ENDED
MAY 31, 1999?

The fund's two quarterly income dividends totaled $0.22 per share for Class A Shares, $0.18 for Class B Shares, and $0.18 per share for Class C Shares.

WHAT WERE THE FUND'S TOP FIVE HOLDINGS AS OF MAY 31, 1999?

                 COUPON
                 AND                    PERCENTAGE OF
ISSUER           MATURITY     COUNTRY   NET ASSETS
Sovereign        6.00% due
                 6/20/2016    Germany    7.95%
KFW              6.75% due
                 6/20/2005    Germany    6.48%
International
Finance
Export-Import    6.50% due
                 5/19/2000    Japan      5.00%
Bank
Sovereign        7.50% due
                 4/25/2005    France     3.96%
Sovereign        6.50% due
                 7/15/2003    Germany    3.35%
TOTAL                                   26.74%


HOW WERE THE FUND'S HIGH-QUALITY BOND HOLDINGS DIVERSIFIED AMONG COUNTRIES AS OF MAY 31, 1999?

Nearly one-fourth of the fund's holdings were concentrated in Germany, with the balance spread across 16 other countries as indicated below:

                 PERCENTAGE OF
COUNTRY          NET ASSETS
Germany          23.1%
United States     9.0%
Italy             7.1%
Japan             7.1%
France            6.7%
Poland            4.8%
Canada            4.7%
Sweden            4.5%
Spain             4.1%
Greece            4.0%
Norway            3.3%
Australia         2.7%
Hungary           2.7%
Denmark           2.3%
Portugal          2.1%
United Kingdom    2.0%
Ireland           1.7%


1 The J.P. Morgan Non-Dollar Bond Index is a total return, unmanaged trade-weighted index of over 360 government and high-grade bonds in 12 developed countries. Investments cannot be made in an index.

2 Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (9.72%), (10.90%), and (6.74%), respectively.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

WHAT WERE SOME INTERESTING ADDITIONS TO THE PORTFOLIO DURING THE REPORTING
PERIOD?

Bonds from POLAND, (10% due 2004; 2.4% of net assets) and HUNGARY (13% due 2003; 2.65% of net assets) represented part of our move into the countries of central Europe at the start of 1999. We believe that convergence by these countries towards the standard of living and inflation rates seen in core Europe will be at least as fast as the southern European countries, such as Italy and Spain, proved to be. The assets are already investment grade and represent what we believe to be the best convergence play left in Europe. A third bond, DRESDNER FUNDING TRUST (5.79% due 2011; 1.5% of net assets) came with a very attractive yield for its Aa2 rating.

WHAT COUNTRIES DO YOU LIKE, WHICH ONES ARE YOU AVOIDING, AND WHY?

We are most bullish on the convergence plays of central Europe such as Poland and Hungary. In addition, we are starting to see some recovery from the commodity-producing countries such as Canada and Australia. Furthermore, all core government bond markets in Europe could get a strong bid if dislocations in emerging markets push investors back into the core as they did last year. We will continue to avoid Japan based on the expected supply of government debt and low yields.

AS WE REACH THE MIDPOINT OF 1999, WHAT IS YOUR OUTLOOK FOR INTERNATIONAL BONDS? WHAT DO YOU SEE AHEAD FOR THE EURO?

The United States started its tightening cycle with the Federal Reserve Board increasing rates by 25 basis points, or 0.25%, in June 1999. We believe that most of the rest of the world is still 6 months to 18 months away from any rate hike fears.

While the euro might still have a slight weakness ahead, we expect the massive U.S. trade deficit and oversold technical condition to move the euro higher over the next three to six months. The Japanese Yen, in contrast, has recently been boosted by inflows of money to buy Japanese equities and if these flows subside, we would expect that currency to weaken somewhat.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

IF YOU HAD MADE AN INITIAL INVESTMENT OF $8,000 IN THE CLASS A SHARES OF FEDERATED INTERNATIONAL INCOME FUND ON 6/4/91, REINVESTED DIVIDENDS AND CAPITAL GAINS AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $14,010 ON 5/31/99. YOU WOULD HAVE EARNED A 7.30% 1 AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 6/30/99, the Class A Shares' 1-year, 5-year, and since inception (6/4/91) average annual total returns were (3.25)%, 5.12%, and 6.96%, respectively. Class B Shares' 1-year and since inception (9/28/94) average annual total returns were (4.74)% and 5.03%, respectively. Class C Shares' 1- year, 5-year, and since inception (4/1/93) average annual total returns were (0.29)%, 5.32%, and 6.41%, respectively. 2

[Graphic] - See Appendix A

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

INVESTING ONE STEP AT A TIME

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR SEVEN YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $10,105.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated International Income Fund on 6/4/91, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $8,000, but your account would have reached a total value of $10,105 1 by 5/31/99. You would have earned an average annual total return of 5.25%.

A practical investment plan helps you pursue a high level of income by investing in high-quality debt securities denominated primarily in foreign currencies. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic] - See Appendix B.

1 This chart assumes that the subsequent annual investments are made on the last day of each calendar year. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile: Investing for Income from Abroad

Sam and Ann Rollier -a single-income suburban couple-are building a nest egg for their son Ed's private school education.

Sam and Ann made an initial $10,000 investment in the Class A Shares of Federated International Income Fund on 6/4/91. At the end of each June, Sam and Ann have added $2,000 to their investment. As of May 31, 1999, their account totaled $34,220, giving them an annual total return of 6.31%.

Now they can feel confident about giving Ed a quality education, and Sam figures his son will get to college even if he never does learn to catch a football.

The couple is fictional, but the figures are real.

[Graphic] - See Appendix C.

This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance does not guarantee future results.

Portfolio of Investments

MAY 31, 1999 (UNAUDITED)

FOREIGN
CURRENY                                          CREDIT      VALUE IN
PAR AMOUNT                                       RATING 1    U.S. DOLLARS
                    BONDS-94.9%
                    AUSTRALIAN DOLLAR-5.8%
                    AGENCY-3.3%
      7,000,000     Federal National
                    Mortgage Association,
                    Series EMTN,
                    6.50%, 7/10/2002                AAA     $    4,655,670
                    STATE/PROVINCIAL-2.5%
      5,500,000     New South Wales
                    Treasury, Local Gov't.
                    Guarantee,
                    6.50%, 5/1/2006             AAA/Aaa          3,634,052
                    TOTAL AUSTRALIAN DOLLAR                      8,289,722
                    BRITISH POUND-8.6%
                    SOVEREIGN-8.6%
      1,000,000     United Kingdom Treasury,
                    Foreign Gov't.
                    Guarantee, 11.75%,
                    1/22/2007                   AAA/Aaa          1,938,845
      1,800,000     United Kingdom Treasury,
                    7.00%, 11/6/2001            AAA/Aaa          3,002,485
      1,650,000     United Kingdom Treasury,
                    8.00%, 6/7/2021             AAA/Aaa          3,750,343
      1,600,000     United Kingdom Treasury,
                    9.00%, 8/6/2012             AAA/Aaa          3,548,246
                    TOTAL BRITISH POUND                         12,239,919
                    CANADIAN DOLLAR-4.5%
                    AGENCY-2.6%
      4,000,000     Quebec, Province of,
                    Deb., 9.375%, 1/16/2023       A+/A2          3,788,995
                    SOVEREIGN-1.9%
      3,000,000     Canada, Goverment of,
                    Deb., 8.00%, 6/1/2023       AAA/Aa1          2,690,519
                     TOTAL CANADIAN DOLLAR                       6,479,514
                    DANISH KRONE-2.6%
                    FINANCIAL
                    INTERMEDIARIES-1.0%
      9,784,000     Nykredit, Mtg. Bond,
                    8.00%, 10/1/2026             NR/Aa3          1,452,227
                    SOVEREIGN-1.6%
     11,200,000     Kingdom of Denmark,
                    Bond, 7.00%, 11/10/2024     AAA/Aaa          1,903,749
      1,750,000     Kingdom of Denmark,
                    Bond, 8.00%, 3/15/2006      AAA/Aaa            299,400
                    TOTAL                                        2,203,149
                    TOTAL DANISH KRONE                           3,655,376
FOREIGN
CURRENY                                         CREDIT        VALUE IN
PAR AMOUNT                                      RATING  1     U.S. DOLLARS
                    BONDS-continued
                    DEUTSCHE MARK-8.2%
                    AGENCY-5.0%
     13,000,000     Export-Import Bank
                    Japan, Foreign Gov't.
                    Guarantee, 6.50%,
                    5/19/2000                   AAA/Aaa     $    7,147,553
                    FINANCIAL
                    INTERMEDIARIES-3.2%
      7,500,000     Baden Wurt L-Finance NV,
                    Bank Guarantee, 6.75%,
                    6/22/2005                   AAA/Aaa          4,589,316
                    TOTAL DEUTSCHE MARK                         11,736,869
                    EUROPEAN CURRENCY UNIT
                    (ECU) -37.1%
                    AGENCY-6.5%
      7,669,378     KFW International
                    Finance, Bank Guarantee,
                    6.75%, 6/20/2005            AAA/Aaa          9,261,767
                    BANKING-1.5%
      2,000,000  2  Dresdner Funding Trust,
                    Series 144A, 5.79%,
                    6/30/2011                    A+/Aa2          2,098,969
                    SOVEREIGN-27.7%
      2,800,000     France, 8.50%,
                    10/25/2019                  AAA/Aaa          4,231,089
      4,500,000     France, O.A.T., Bond,
                    7.50%, 4/25/2005            AAA/Aaa          5,653,892
      9,458,899     Deutschland Republic,
                    Bond, 6.00%, 6/20/2016      AAA/Aaa         11,364,685
      4,090,335     Germany (Fed Republic),
                    6.50%, 7/15/2003            AAA/Aaa          4,784,402
      3,316,750     Germany (Fed Republic),
                    7.375%, 1/3/2005            AAA/Aaa          4,115,367
        634,869     Irish Government, 9.00%,
                    7/15/2001                   AA+/Aaa            743,662
      1,269,738     Irish Government, Deb.,
                    9.00%, 9/1/2006             AA+/Aaa          1,746,317
      2,020,131     Portuguese Government,
                    Bond 11.875%, 2/23/2000     AA-/Aa2          2,242,327
        648,437     Portuguese Government,
                    Bond 8.875%, 1/23/2004      AA-/Aa2            826,803
      3,200,000     Spain (Government),
                    Foreign Gov't.
                    Guarantee,
                    10.30%, 6/15/2002            AA/Aa2          4,020,826
                    TOTAL                                       39,729,370
                    SOVEREIGN GOVERNMENT -
                    1.4%
      1,682,833     Spain (Government),
                    6.15%, 1/31/2013             NR/Aa2          1,999,908
                    TOTAL EUROPEAN CURRENCY
                    UNIT                                        53,090,014
                    GREEK DRACHMA-4.0%
                    SOVEREIGN-4.0%
    500,000,000     Hellenic Republic,
                    9.20%, 10/31/2002             A-/A2          1,669,527
    750,000,000  2  Hellenic Republic,
                    13.10%, 10/23/2003            A-/A2          2,503,087
    400,000,000     Hellenic Republic, Bond,
                    8.60%, 3/26/2008              A-/A2          1,504,980
                    TOTAL GREEK DRACHMA                          5,677,594
FOREIGN
CURRENY                                         CREDIT        VALUE IN
PAR AMOUNT                                      RATING  1     U.S. DOLLARS
                    BONDS-continued
                    HUNGARIAN FORINT-2.6%
                    SOVEREIGN-2.6%
    900,000,000     Hungary, Government of,
                    Bond, 13.00%, 7/24/2003        A/A1     $    3,779,617
                    ITALIAN LIRA-7.2%
                    SOVEREIGN-7.2%
      3,750,000     Italy, Government of,
                    6.75%, 2/1/2007              AA/Aa3          4,582,959
      4,131,648     Italy, Government of,
                    Bond, 10.50%, 11/1/2000     AAA/Aa3          4,759,932
        774,684     Italy, Government of,
                    Deb., 8.50%, 1/1/2004       AAA/Aa3            978,174
                    TOTAL ITALIAN LIRA                          10,321,065
                    JAPANESE YEN-1.9%
                    SOVEREIGN-1.9%
    320,000,000     Japan, 5.30%, 12/20/1999        Aaa          2,716,307
                    NORWEGIAN KRONE-3.3%
                    SOVEREIGN-3.3%
     36,000,000     Norway Government
                    Foreign Gov't.
                    Guarantee, 5.75%,
                    11/30/2004                  AAA/Aaa          4,693,395
                    POLISH ZLOTY-4.6%
                    SOVEREIGN-4.6%
     14,000,000     Poland, Government of,
                    10.00%, 2/12/2004             A-/A2          3,437,610
     12,000,000     Poland, Government of,
                    Bond, 12.00%, 6/12/2002       A-/A2          3,085,112
                    TOTAL POLISH ZLOTY                           6,522,722
                    SWEDISH KRONA-4.5%
                    SOVEREIGN-4.5%
     28,000,000     Sweden (Kingdom of),
                    Government of, 6.00%,
                    2/9/2005                    AAA/Aa1          3,565,791
     18,600,000     Swedish, Government
                    Deb., 9.00%, 4/20/2009      AAA/Aa1          2,907,377
                    TOTAL SWEDISH KRONA                          6,473,168
                     TOTAL BONDS
                    (IDENTIFIED COST
                    $150,535,213)                              135,675,282
PRINCIPAL
AMOUNT                                                     VALUE
                    REPURCHASE AGREEMENT-
                    2.0% 3
  $   2,840,000     Bear, Stearns and Co.,
                    4.93%, dated 5/28/1999,
                    due 6/1/1999
                    (at amortized cost)                     $    2,840,000
                    TOTAL INVESTMENTS
                    (IDENTIFIED COST
                    $153,375,213) 4                         $  138,515,282


1 Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

2 Denotes variable rate securities which show current rate and next demand date.

3 The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $153,375,213. The net unrealized depreciation of investments on a federal tax basis amounts to $14,859,931 which is comprised of $1,061,531 appreciation and $15,921,462 depreciation at May 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($142,912,149) at May 31, 1999.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

MAY 31, 1999 (UNAUDITED)

ASSETS:
Total investments in
securities, at value
(identified and tax cost
$153,375,213)                               $   138,515,282
Cash                                                  3,839
Income receivable                                 4,397,480
Receivable for shares
sold                                                 94,990
TOTAL ASSETS                                    143,011,591
LIABILITIES:
Payable for shares
redeemed                       $ 27,684
Income distribution
payable                             552
Payable for taxes
withheld                         15,418
Accrued expenses                 55,788
TOTAL LIABILITIES                                    99,442
Net assets for
13,747,405 shares
outstanding                                 $   142,912,149
NET ASSETS CONSIST OF:
Paid in capital                             $   166,562,904
Net unrealized
depreciation of
investments and
translation of assets
and liabilities in
foreign currency                                (15,111,850)
Accumulated net realized
loss on investments and
foreign currency
transactions                                     (6,889,998)
Distributions in excess
of net investment income                         (1,648,907)
TOTAL NET ASSETS                            $   142,912,149
NET ASSET VALUE,
OFFERING PRICE AND
REDEMPTION PROCEEDS PER
SHARE
CLASS A SHARES:
Net Asset Value Per Share
($124,649,824 /
11,987,436 shares
outstanding)                                         $10.40
Offering Price Per Share
(100/95.50 of $10.40) 1                              $10.89
Redemption Proceeds Per
Share                                                $10.40
CLASS B SHARES:
Net Asset Value Per Share
($12,532,482 / 1,208,131
shares outstanding)                                  $10.37
Offering Price Per Share                             $10.37
Redemption Proceeds Per
Share (94.50/100 of
$10.37) 1                                             $9.80
CLASS C SHARES:
Net Asset Value Per Share
($5,729,843 / 551,838
shares outstanding)                                  $10.38
Offering Price Per Share                             $10.38
Redemption Proceeds Per
Share (99.00/100 of
$10.38) 1                                            $10.28


1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED MAY 31, 1999 (UNAUDITED)

INVESTMENT INCOME:
Interest (net of foreign
taxes withheld of
$22,579)                                                        $   4,943,387
EXPENSES:
Investment advisory fee                       $   569,387
Administrative personnel
and services fee                                   84,756
Custodian fees                                     44,107
Transfer and dividend
disbursing agent fees
and expenses                                       79,760
Directors'/Trustees'
fees                                                2,555
Auditing fees                                      11,528
Legal fees                                          3,729
Portfolio accounting
fees                                               40,195
Distribution services
fee-Class A Shares                                165,140
Distribution services
fee-Class B Shares                                 49,539
Distribution services
fee-Class C Shares                                 24,428
Shareholder services
fee-Class A Shares                                165,140
Shareholder services
fee-Class B Shares                                 16,513
Shareholder services
fee-Class C Shares                                  8,143
Share registration costs                           17,180
Printing and postage                               15,326
Insurance premiums                                  1,190
Taxes                                               3,083
Miscellaneous                                       9,634
TOTAL EXPENSES                                  1,311,333
WAIVERS:
Waiver of distribution
services fee-Class A
Shares                        $ (99,084)
Waiver of shareholder
services fee-Class A
Shares                          (46,239)
TOTAL WAIVERS                                    (145,323)
Net expenses                                                        1,166,010
Net investment income                                               3,777,377
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS AND
FOREIGN CURRENCY:
Net realized gain on
investments and foreign
currency transactions                                                 395,011
Net change in unrealized
depreciation of
investments and
translation of assets
and liabilities in
foreign currency                                                  (12,417,148)
Net realized and
unrealized loss on
investments and foreign
currency                                                          (12,022,137)
Change in net assets
resulting from
operations                                                      $  (8,244,760)


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets





                               SIX MONTHS
                                    ENDED
                              (unaudited)            YEAR ENDED
                                  MAY 31,           NOVEMBER 30,
                                    1999                    1998
INCREASE (DECREASE) IN
NET ASSETS
OPERATIONS:
Net investment income          $   3,777,377       $    8,643,280
Net realized gain on
investments and foreign
currency
transactions ($395,011
and ($2,474,371),
respectively, as
computed for federal tax
purposes)                            395,011              234,909
Net change in unrealized
appreciation/depreciatio
n of investments and
translation of assets
and liabilities in
foreign currency                 (12,417,148)           7,248,956
CHANGE IN NET ASSETS
RESULTING FROM
OPERATIONS                        (8,244,760)          16,127,145
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
investment income
Class A Shares                    (2,664,472)          (7,234,725)
Class B Shares                      (215,709)            (469,562)
Class C Shares                      (108,436)            (279,458)
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS
TO SHAREHOLDERS                   (2,988,617)          (7,983,745)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                            38,752,095           53,208,304
Net asset value of shares
issued to shareholders
in payment of
distributions declared               917,223            2,553,943
Cost of shares redeemed          (43,919,295)        (106,730,637)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                      (4,249,977)         (50,968,390)
Change in net assets             (15,483,354)         (42,824,990)
NET ASSETS:
Beginning of period              158,395,503          201,220,493
End of period                  $ 142,912,149       $  158,395,503


See Notes which are an integral part of the Financial Statements

Financial Highlights - Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                              SIX MONTHS
                                   ENDED
                             (unaudited)
                                 MAY 31,                           YEAR  ENDED  NOVEMBER 30,
                                   1999          1998           1997            1996           1995            1994
NET ASSET VALUE,
BEGINNING OF PERIOD               $11.22        $10.65         $11.92           $11.38          $10.52       $11.86
INCOME FROM
INVESTMENT OPERATIONS:
Net investment income               0.28 1        0.52 1         0.63 1          0.74 1          0.79          0.70
Net realized and
unrealized gain (loss)
on investments and
foreign currency                   (0.88)         0.53          (1.07)          0.67            0.84          (0.76)
TOTAL FROM
INVESTMENT OPERATIONS              (0.60)         1.05          (0.44)          1.41            1.63          (0.06)
LESS DISTRIBUTIONS:
Distributions from net
investment income                  (0.22)        (0.48)         (0.83)         (0.87)          (0.77)         (0.63)
Total distributions from
net realized gain on
investments and foreign
currency transactions                  -            -               -             -               -           (0.65)
TOTAL DISTRIBUTIONS                (0.22)        (0.48)         (0.83)         (0.87)          (0.77)         (1.28)
NET ASSET VALUE, END OF
PERIOD                            $10.40         $11.22        $10.65         $11.92          $11.38         $10.52
TOTAL RETURN 2                     (5.45%)        10.22%        (3.70%)        13.27%          16.12%         (0.84%)

RATIOS TO AVERAGE NET
ASSETS:
Expenses 3                          1.65% 4         1.57%        1.56%          1.64%           1.70%          1.50%
Net investment income 3             4.85% 4         4.80%        5.57%          6.24%           6.39%          6.47%
Expense (after waivers)             1.43% 4         1.33%        1.30%          1.30%           1.30%          1.30%
Net investment income
(after waivers)                     5.07% 4         5.04%        5.83%          6.58%           6.79%          6.67%
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                   $124,650        $138,567     $180,415       $200,758        $173,905       $209,008
Portfolio turnover                    25%             37%          67%            92%             41%           136%


1 Per share information presented is based upon the monthly average number of shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 During the period, certain fees were voluntarily waived. If such waivers had not occurred, the ratios would have been as indicated.

4 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             SIX MONTHS
                                  ENDED
                             (unaudited)
                                  MAY 31,                  YEAR ENDED NOVEMBER 30,
                                    1999         1998        1997         1996       1995       1994  1
NET ASSET VALUE,
BEGINNING OF PERIOD               $11.19        $10.62      $11.89      $11.36     $10.51     $10.21
INCOME FROM
INVESTMENT OPERATIONS:
Net investment income               0.24 2        0.46 2      0.56 2      0.84 2     0.77       0.08
Net realized and
unrealized gain (loss)
on investments and
foreign currency                   (0.88)         0.51       (1.08)       0.48       0.78       0.22
TOTAL FROM
INVESTMENT OPERATIONS              (0.64)         0.97       (0.52)       1.32       1.55       0.30
LESS DISTRIBUTIONS:
Distributions from net
investment income                  (0.18)        (0.40)      (0.75  )    (0.79)     (0.70)         -
NET ASSET VALUE, END OF
PERIOD                            $10.37        $11.19      $10.62      $11.89     $11.36     $10.51
TOTAL RETURN 3                     (5.81%)        9.45%      (4.43% )    12.41%     15.28%      2.44%

RATIOS TO AVERAGE NET
ASSETS:
Expenses 4                          2.15% 5       2.07%       2.06%       2.13%      2.20%      2.21%
Net investment income 4             4.35% 5       4.29%       5.06%       5.74%      5.66%      6.97%
Expense (after waivers)             2.15% 5       2.05%       2.06%       2.11%      2.10%      2.11%5
Net investment income
(after waivers)                     4.35% 5       4.31%       5.06%       5.76%      5.76%      7.07% 5
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                    $12,532       $13,174     $12,521      $8,641     $1,123       $101
Portfolio turnover                    25%           37%         67  %       92%        41%       136%


1 Reflects operations for the period from September 19, 1994 (date of initial public investment) to November 30, 1994.

2 Per share information presented is based upon the monthly average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 During the period, certain fees were voluntarily waived. If such waivers had not occurred, the ratios would have been as indicated.

5 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                               SIX  MONTHS
                                     ENDED
                               (unaudited)
                                   MAY 31,                            YEAR  ENDED  NOVEMBER 30,
                                     1999           1998            1997             1996           1995            1994
NET ASSET VALUE,
BEGINNING OF PERIOD                 $11.20          $10.63        $11.89          $11.36          $10.48          $11.84
INCOME FROM
INVESTMENT OPERATIONS:
Net investment income                 0.24 1          0.46 1        0.56  1         0.67 1          0.60            0.58
Net realized and
unrealized gain (loss)
on investments and
foreign currency                     (0.88)           0.51         (1.08)           0.64            0.95           (0.72)
TOTAL FROM
INVESTMENT OPERATIONS                (0.64)           0.97         (0.52)           1.31            1.55           (0.14)
LESS DISTRIBUTIONS:
Distributions from net
investment income                    (0.18)          (0.40)        (0.74)          (0.78)          (0.67)          (0.57)
Total distributions from
net realized gain on
investments and foreign
currency transactions                    -             -             -                -               -            (0.65)
TOTAL DISTRIBUTIONS                  (0.18)          (0.40)        (0.74)          (0.78)          (0.67)          (1.22)
NET ASSET VALUE,
END OF PERIOD                       $10.38          $11.20        $10.63          $11.89          $11.36          $10.48
TOTAL RETURN 2                       (5.81%)          9.42%        (4.42% )        12.31%          15.32%          (1.54%)

RATIOS TO AVERAGE NET
ASSETS:
Expenses 3                            2.15% 4        2.07%         2.06%            2.13%           2.20%           2.15%
Net investment income 3               4.35% 4        4.30%         5.10%            5.76%           5.82%           5.90%
Expense (after waivers)               2.15% 4        2.05%         2.06%            2.09%           2.06%           2.05%
Net investment income
(after waivers)                       4.35% 4        4.32%         5.10%            5.80%           5.96%           6.00%
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                       $5,730         $6,654        $8,285          $14,976        $12,015           $8,098
Portfolio turnover                      25%            37%           67%             92%             41%             136%


1 Per share information presented is based upon the monthly average number of shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 During the period, certain fees were voluntarily waived. If such waivers had not occurred, the ratios would have been as indicated.

4 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statement

MAY 31, 1999 (UNAUDITED)

ORGANIZATION

International Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated International Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The Fund's objective is to seek a high level of current income in the U.S. dollars consistent with prudent investment risk. The Fund has a secondary investment objective of capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Foreign government securities, listed foreign corporate bonds, are valued according to the latst reported sale price on a recognized securities exchange, if available. If no sale on a recognized exchange is reported or if the security is traded over the counter, a security is valued according to the last reported bid price. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. Dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

At November 30, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $10,021,905, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR   EXPIRATION AMOUNT
2002                     $5,255,753
2003                      4,766,152


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At May 31, 1999, the Fund had no outstanding foreign currency commitments.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

CAPITAL STOCK

At May 31, 1999, par value shares ($0.001 per share) authorized were as follows:




                    NUMBER OF PAR VALUE
SHARES CLASS NAME   CAPITAL STOCK AUTHORIZED
Class A Shares          500,000,000
Class B Shares          500,000,000
Class C Shares          500,000,000
TOTAL                 1,500,000,000




                                    SIX MONTHS ENDED                  YEAR ENDED
                                     MAY 31, 1999                   NOVEMBER 30, 1998
CLASS A SHARES:              SHARES             AMOUNT          SHARES             AMOUNT
Shares sold                 3,324,192       $  36,264,307      4,595,435       $  48,567,577
Shares issued to
shareholders in payment
of
distributions declared         62,982             695,521        193,153           2,028,259
Shares redeemed            (3,753,271)        (41,126,438)    (9,378,472)        (99,619,319)
NET CHANGE RESULTING
FROM CLASS A
SHARE TRANSACTIONS           (366,097)      $  (4,166,610)    (4,589,884)      $ (49,023,483)

                                     SIX MONTHS ENDED                   YEAR ENDED
                                      MAY 31, 1999                    NOVEMBER 30, 1998
CLASS B SHARES:              SHARES             AMOUNT          SHARES             AMOUNT
Shares sold                   140,300       $   1,546,054        285,642       $   3,017,521
Shares issued to
shareholders in payment
of
distributions declared         12,834             141,326         30,969             325,089
Shares redeemed              (122,168)         (1,330,018)      (317,928)         (3,355,129)
NET CHANGE RESULTING
FROM CLASS B
SHARE TRANSACTIONS             30,966       $     357,362         (1,317)      $     (12,519)

                                    SIX MONTHS ENDED                    YEAR ENDED
                                      MAY 31, 1999                    NOVEMBER 30, 1998
CLASS C SHARES:              SHARES             AMOUNT          SHARES             AMOUNT
Shares sold                    84,748       $     941,734        153,899          $1,623,206
Shares issued to
shareholders in payment
of
distributions declared          7,298              80,376         19,121             200,595
Shares redeemed              (134,345)         (1,462,839)      (358,323)         (3,756,189)
NET CHANGE RESULTING
FROM CLASS C
SHARE TRANSACTIONS            (42,299)      $    (440,729)      (185,303)      $  (1,932,388)
NET CHANGE RESULTING
FROM SHARE TRANSACTIONS      (377,430)      $  (4,249,977)    (4,776,504)      $ (50,968,390)


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Global Investment Management Corp. (formerly, Federated Global Research Corp.), the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                   PERCENTAGE OF AVERAGE
SHARE CLASS NAME   DAILY NET ASSETS OF CLASS
Class A Shares     0.25%
Class B Shares     0.75%
Class C Shares     0.75%


The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended May 31, 1999, were as follows:

Purchases     $ 35,210,907
Sales         $ 82,455,553


CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

SUBSEQUENT EVENT

On May 19, 1999, the Corporation's Board of Directors, upon the recommendation of the Audit Committee of the Board of Directors, dimissed Arthur Anderson LLP ("AA") as the Corporation's independent auditors. During the six-month period ended May 31, 1999 (the "Period"): (i) AA did not issue any report on the Corporation's financial statements; (ii) there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if no resolved to the satisfaction of AA, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such period; and (iii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Corporation, by action of its Board of Directors, engaged Ernst & Young LLP ("E&Y") as the independent auditors for purposes of auditing the Corporation's financial statements for the fiscal year ending November 30, 1999. During the Period, neither the Corporation, nor anyone on the Corporation's behalf has consulted E&Y on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S- K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Directors

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.
WILLIAM J. COPELAND
LAWRENCE D. ELLIS, M.D.
PETER E. MADDEN
CHARLES F. MANSFIELD, JR.
JOHN E. MURRAY, JR., J.D., S.J.D.
MARJORIE P. SMUTS
JOHN S. WALSH

Officers

JOHN F. DONAHUE
Chairman

GLEN R. JOHNSON
President

J. CHRISTOPHER DONAHUE
Executive Vice President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

RICHARD B. FISHER
Vice President

RICHARD J. THOMAS
Treasurer

KAREN M. BROWNLEE
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.


 [Graphic]

 Federated
 World-Class Investment Manager

 SEMI-ANNUAL REPORT
 AS OF MAY 31, 1999

Federated International Income Fund

Established 1991

8TH SEMI-ANNUAL REPORT

 [Graphic]
 Federated
 Federated International Income Fund
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM
 Federated Securities Corp., Distributor

Cusip 46031P100
Cusip 46031P209
Cusip 46031P506
2061602 (7/99)

 [Graphic]



                                    APPENDIX

Federated International Equity Fund

A. The graphic representation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class A Shares of Federated International Equity Fund (the "Fund"). The darker-shaded portion reflects the Principal Value of a $15,000 investment in the Fund. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that an initial investment of $15,000/1,449 Shares in the Fund on 8/17/84, would have a reinvested total worth of $86,752/4,433 Shares on 5/31/99. The "x" axis reflects annual computation periods from 8/17/84 to 5/31/99. The right margin of the chart reflects the ending values of a hypothetical investment of $15,000 in the Fund measured in increments of $20,000 ranging from $0 to $100,000.

B. The graphic representation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class A Shares of Federated International Equity Fund (the "Fund"). The darker-shaded portion reflects the Principal Value of Annual $1,000 investments in the Fund (totaling $15,000 by 5/31/99). The color-coded mountain chart is a visual representation of the narrative text above it, which shows that $1,000 annual investments in the Fund beginning on 8/17/84 would have a reinvested total value of $32,251/1,648 Shares on 5/31/99. The "x" axis reflects computation periods from 8/17/84 to 5/31/99. The right margin of the chart reflects the ending values of hypothetical annual investments of $1,000 in the Fund measured in increments of $5,000 ranging from $0 to $35,000.

C. The graphic representation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class A Shares of Federated International Equity Fund (the "Fund"). The darker-shaded portion represents the Principal Value of Original and Subsequent Investments (totaling $80,000 by 5/31/99). The color-coded mountain is a visual representation of the narrative text above it, which shows that an original $10,000 investment in the Fund on 8/17/84 and additional investments of $5,000 every August following for fourteen years would have grown to a reinvested total value of $191,312/9,776 Shares on 5/31/99. The "x" axis reflects computation periods from 8/17/84 to 5/31/99. The right margin of the chart reflects the ending values of a hypothetical original investment and subsequent annual investments in the Fund measured in increments of $50,000 ranging from $0 to $200,000.

Federated International Income Fund

A. The graphic representation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class A Shares of Federated International Income Fund (the "Fund"). The darker-shaded portion reflects the Principal Value of $8,000 investment in the Fund. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that an initial investment of $8,000 in the Fund on 6/4/91, would have a reinvested total worth of $14,010/ 1,347 Shares on 5/31/99. The "x" axis reflects annual computation periods from 6/4/91 to 5/31/99. The right margin of the chart reflects the ending values of a hypothetical investment of $8,000 in the Fund measured in increments of $4,000 ranging from $0 to $16,000.

B. The graphic representation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class A Shares of Federated International Income Fund (the "Fund"). The darker-shaded portion reflects the Principal Value of Annual $1,000 investments in the Fund (totaling $8,000 by 5/31/99). The color-coded mountain chart is a visual representation of the narrative text above it, which shows that $1,000 annual investments in the Fund beginning on 6/4/91 would have a reinvested total value of $10,105/972 Shares on 5/31/99. The "x" axis reflects computation periods from 6/4/91 to 5/31/99. The right margin of the chart reflects the ending values of hypothetical annual investments of $1,000 in the Fund measured in increments of $2,000 ranging from $0 to $12,000.

C. The graphic representation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter-shaded portion represents the value of Reinvested Income for the Class A Shares of Federated International Income Fund (the "Fund"). The darker-shaded portion represents the Principal Value of Systematic Investments. The color-coded mountain is a visual representation of the narrative text above it, which shows that an original $10,000 investment in the Fund on 6/4/91 and additional investments of $2,000 every June following would have grown to a reinvested total value of $34,220/3,290 Shares on 5/31/99. The "x" axis reflects computation periods from 6/4/91 to 5/31/99. The right margin of the chart reflects the ending values of a hypothetical original investment and subsequent annual investments in the Fund measured in increments of $5,000 ranging from $0 to $45,000.